UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2005

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13738	58-1701987
(Commission File Number)	(I.R.S. Employer Identification No.)

125 Nagog Park, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)

(978) 206-8220
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Ex-99.1 Press release dated April 27, 2005

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 27, 2005, Psychemedics Corporation issued a press release announcing preliminary results for the quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     Limitation on Incorporation by Reference. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

     Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following exhibits are filed herewith:

99.1	Press Release dated April 27, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION

Dated: April 28, 2005

	By:	/s/ Peter C. Monson Peter C. Monson, Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated April 27, 2005 of Psychemedics Corporation announcing its financial results for the quarter ended March 31, 2005.